Promissory note payable	12 Months Ended
May 31, 2019
Promissory note payable
Promissory note payable

18.    Promissory note payable

During the prior year, the Company entered into a promissory note with Althea for $700 AUD ($686), as part of the purchase of Althea common shares (Note 14), the note is due and payable on December 31, 2020. The Company reached an agreement with Althea where the promissory note amount will be used by Althea to purchase products from the Company in connection with a supply agreement entered into in September 2017.

	May 31,	May 31,
	2019	2018
Note payable to Althea Company Pty Ltd - $700 AUD ($686), opening balance, non-interest bearing, due and payable on December 31, 2020	$610	$686
Reduction of Promissory note payable ba006Cance with respect to products provided	(581)	(63)
Foreign exchange (gain) loss	(29)	(13)
Balance remaining	—	610
Deduct - principal portion included in current liabilities	—	(610)
	$—	$—